Exhibit 10.03

SUBSCRIPTION AGREEMENT

ONE Bio, Corp.
19950 W Country Club Dr.,
Suite 100
Aventura FL 33180

Gentlemen:

1.
Purchase and Sale.  ONE Bio, Corp. a Florida corporation (the "Company"), is offering for sale shares of its Common Stock (the "Shares") at the purchase price of $4.00 per share (the "Offering"). The undersigned subscriber (the "Subscriber") hereby tenders this Subscription Agreement and applies for the purchase of the number of Shares set forth in this Subscription Agreement. Together with this Subscription Agreement, the Subscriber is delivering to the Company the full amount of the purchase price for the Shares subscribed for hereby (the "Purchase Price") as set forth on the Signature Page of this Subscription Agreement. The Subscriber understands and agrees that this subscription may be accepted or rejected by the Company in its sole discretion in whole or in part.

2.
Amount and Method of Payment.  Payment of the Purchase Price required to purchase the number of Shares subscribed for hereunder is being made by wire transfer in the amount of four dollars and zero cents ($4.00) for each Share subscribed for, which represents payment in full for each Share subscribed for by the Subscriber.

3.
Escrowing of Funds.  All payments made shall be deposited in a segregated non-interest bearing account at a bank selected by the Company (the "Segregated Account"), until this Subscription Agreement is accepted or rejected by the Company.  The Company may hold a closing (“Closing”) at any time after this subscription is accepted at which time the subscription amount shall be paid to the Company.  The Company may hold additional Closings from time to time.  Funds deposited in the Segregated Account may not be withdrawn until the Closing occurs or the subscription is rejected or the Offering is terminated.  If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the undersigned's subscription shall be void and all funds (or the rejected subscription amount) received from the undersigned shall be returned as soon as practicable to the Subscriber.

4.
Accreditation.  The Shares are being offered only to Accredited Investors, as defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act").

5.
Representations, Warranties and Covenants of the Subscriber.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(i) The Subscriber is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); and

(ii) The Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D or other exemptions under the Securities Act and an exemption from such registration requirements under the applicable state securities laws; and

(iii) The Subscriber's legal residence, if the Subscriber is a natural person, or the Subscriber’s state of organization, if the Subscriber is a legal entity is in the State of ____________ or another jurisdiction approved for offering of the Shares by legal counsel for the Company; and

(iv) The Subscriber understands that restrictions on transferability of the Shares imposed by the Securities Act and applicable state securities laws; and

(v) The Subscriber understands that his/her/its subscription may be rejected or accepted in whole or in part at the option and discretion of the Company; and

(vi) The Shares are and will be "restricted securities," as said term is defined in Rule 144 promulgated under the Securities Act; and

(vii) The Subscriber agrees that he/she/it will not sell or otherwise transfer any of the Shares or any interest  therein, unless and until: (A) said Shares shall have first been registered under the Securities Act and all applicable state securities laws; or (B) the Subscriber shall have first delivered to the Company a written opinion of counsel (which counsel and opinion shall be reasonably satisfactory to the Company) to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws; and

(viii) The Subscriber is acquiring the Shares solely for the account of the Subscriber, for his/her/its own account, for investment purposes only, and not with a view towards the resale or distribution thereof; and

(ix) The Subscriber either (alone or together with his/her/its Purchaser Representative, if any) has had a reasonable opportunity to ask questions of and receive answers from the Company, and all such questions, if any, have been answered to the full satisfaction of the Subscriber and the Subscriber has had the opportunity to receive all other relevant documents concerning the Company, the Shares and the Offering; and

(x) The Subscriber either alone or together with his/her/its Purchaser Representative, if any, has the requisite knowledge and expertise in financial and business matters to be capable of evaluating the merits and risks involved in an investment in the Company and the Shares; and

(xi) The Subscriber acknowledges that an investment in the Shares entails a number of very significant risks and funds should only be invested if the Subscriber is able to withstand the total loss of his/her/its investment; and

(xii) The Subscriber acknowledges and agrees that except as set forth in this Subscription Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying upon any information, other than the information that is publicly available regarding the Company and the results of independent investigation by the Subscriber (and the Subscriber's Purchaser Representative, if any); and

(xiii) The Subscriber understands that the Shares are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares, and the Subscriber acknowledges that it is solely the Subscriber's responsibility to satisfy himself/herself/itself as to the full observance by this Offering and the sale of the Shares to Subscriber of the laws of any jurisdiction outside the United States and the Subscriber has done so; and

(xiv) The Subscriber has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Subscriber hereunder, and this Subscription Agreement is a legally binding obligation of the Subscriber enforceable against Subscriber in accordance with its terms; and

(xv) The Subscriber is able to bear the economic risk of even a total loss of his/her/its investment and are otherwise financially suitable for this investment; and

(xvi) The Subscriber has sufficient net worth to assume the risks associated with this investment and has no need for liquidity with respect to the investment in the Shares to meet his/her/its current or future needs; and

(xvii) The Subscriber, if a natural person, has reached the age of majority and is mentally competent to complete and execute the appropriate Subscription Documents; and

(xviii) If the Subscriber is a corporation, partnership, limited liability company, trust, retirement account or other entity, the person executing this Subscription Agreement has reached the age of majority, is mentally competent to complete and execute the appropriate subscription documents and has the full power and authority to execute and deliver this Subscription Agreement on behalf of the Subscriber, and the Subscriber is duly formed and organized, validly existing, and in good standing under the laws of its jurisdiction of formation, and is authorized by its governing documents to execute, deliver and perform its obligations under this Subscription Agreement and to become an Investor in the Company; and

(xix) The Subscriber understands and agrees that this Subscription Agreement is irrevocable and that the representations and warranties set forth herein shall survive the death or disability of the Subscriber, if the Subscriber is a natural person; and

(xx) The Subscriber acknowledges that the Subscriber has been advised to consult with the Subscriber's own legal counsel regarding legal matters concerning the Company and to consult with the Subscriber's tax advisor regarding the tax consequences of investing in the Company; and

(xxi) The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth and investment in the Shares will not cause the Subscriber's overall commitment to become excessive.  The Subscriber is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined, in consultation with the Subscriber's Purchaser Representative, if any, that the purchase of such securities is consistent with the Subscriber's investment objectives; and

(xxii) The Subscriber was not induced to invest in the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:  (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio or the internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; and

(xxiii) In making an investment decision, the undersigned Subscriber understands and acknowledges that he/she/it is expected to conduct his/her/its own due diligence and must rely on his, her/its own examination of the Company and the terms of the Offering, including the merits and risks involved;

(xxiv) In making an investment decision, the undersigned Subscriber has relied only on his/her/its own tax advisor with respect to the federal, State, local and foreign tax consequences arising from an investment in the Shares.

(xxv)  as a result of the SEC’s EDGAR filing system, the Subscriber is aware of current information regarding the Company including the fact that the Company has a currently pending registration statement (the “Registration Statement”) on file with the SEC;  and

(xxvi)  The Company did not give the Subscriber a copy of the Registration Statement and the Subscriber was not induced to invest in the Shares by the Registration Statement; and

(xxvii)  notwithstanding the Subscriber’s knowledge about current information regarding through the SEC’s EDGAR filing system, the Subscriber was not identified or contacted through the marketing of the proposed public offering; and

(xxviii)  the Subscriber did not independently contact the Company as a result of the general solicitation by means of the Registration Statement; and

(xxix)  The Subscriber was not induced to invest in the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:  (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio or the internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; and

(xxx)  The Subscriber understands and agrees that the Company is relying on these representations and warranties of the Subscriber  in connection with compliance with the requirements of the exemption from the registration requirements for non-public offerings pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder and that the representations and warranties set forth herein shall survive the death or disability of the Subscriber, if the Subscriber is a natural person.

6.
Binding Effect.  The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's written acceptance/execution of the Omnibus Signature Page where indicated.  This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.  Upon acceptance of this Subscription by the Company and receipt of the Purchase Price, the Subscriber will become a stockholder of the Company and Company will issue a stock certificate representing the Shares purchased by the Subscriber.

7.	Restrictive Legend and Stop-Transfer Instructions. The Subscriber shall comply with all of the following restrictions prior to reselling the Shares:

(i) The Subscriber shall notify the Company in writing about any proposed resale; and

(ii) All offers or sales by the Subscriber in the United States or to U.S. persons may only be made pursuant to a registration under the Securities Act and all applicable state securities laws, or pursuant to an exemption from the registration requirements of the Securities Act and all applicable state securities laws; and

(iii) The Subscriber shall provide a satisfactory opinion (which opinion is concurred with by counsel to the Company) from legal counsel that the Subscriber’s resale complies with this Section 7 and all applicable securities laws.

8.
Lock Up/Leak Out Provision. Subscriber agrees that as a fundamental condition for the Company to enter into this Subscription Agreement and subject to the Subscriber’s compliance with applicable securities laws, after the applicable holding period for the shares and warrants acquired by Subscriber through this Subscription Agreement and any other shares and warrants acquired by Subscriber in any previous subscription agreement(s) with the Company (collectively “Company’s Stock”), Subscriber shall be entitled to sell Company’s Stock in the public market only as set forth and subject to the terms of this Section 8. Except as otherwise expressly provided herein and subject to the resale requirements of Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), or any other rule or agreement that otherwise restricts the Subscriber from selling the Company’s Stock, the Subscriber agrees that he/she may only sell the Company’s Stock subject to the following conditions commencing from the date he/she received the Company’s Stock and ending at the expiration of 24 months thereafter (the “Lock Up/Leak Out Period”) as follows:

(i) if on any day the Subscriber desires to sell any of the Company’s Stock, the Subscriber will not sell more than 10% of the average daily volume of trading in the Company’s Stock for the ten (10) consecutive business days immediately preceding any such trading day. For the purposes of this subsection “average daily volume of trading” means the average of the number of shares traded on trading days in which an actual trade or trades occurs;

(ii) The Subscriber will only sell the Company’s Stock at the "offer" or "ask" price stated by the relevant market maker and the Subscriber agrees that he/she will not sell Company’s Stock at the "bid" price.

(iii) The Subscriber agrees that he will not engage in any short selling of the Company’s Stock during the Lock-Up/Leak out Period.

(iv) The Subscriber agrees that he/she will comply with all obligations and requirements under applicable “insider” trading rules;

(v) Except as set forth in this Section 8, the Subscriber agrees that he/she will not transfer, pledge, or hypothecate the Company’s Stock without the prior written consent of the Company;

Notwithstanding anything contained in this Agreement, the Subscriber may transfer any or all of his Company’s Stock as bona fide gifts or transfers to any trust for the direct or indirect benefit of each person of the Subscriber’s immediate family; provided that it shall be a condition to any such gift or transfer that (i) the transferee/donee agrees, in writing, to be bound by the terms of this Agreement to the same extent as if the transferee/donee were a party hereto; and (ii) the Subscriber provides written notice to the Company prior to such gift or transfer.  “Immediate family” shall mean the Subscriber’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouses, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

9.	Indemnification.

The Subscriber agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including attorney fees) which it may sustain or incur in connection with the breach by the Subscriber of any representation, warranty or covenant made by it in this Agreement.

The Company agrees to indemnify the Subscriber and hold the Subscriber harmless from and against any and all losses, damages, liabilities, costs and expenses which the Subscriber may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by it in this Agreement.

10.
Compliance with other U.S. Laws.   The Subscriber specifically acknowledges, understands and agrees that the U.S. Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Patriot Act") and related laws require the Company to obtain certain information regarding the Subscriber and that the regulations of the U. S. Office of Foreign Assets Control ("OFAC") make void any transaction with an individual, group or entity listed on the list created by OFAC of parties subject to OFAC sanctions (31 C.F.R. 594.202(a)).  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(i) Compliance with Governmental Information Requests.  The Subscriber hereby agrees to provide any and all information that may be requested by the Company regarding the identity (i.e., taxpayer identification number, passport number, date of birth or other similar identifying information) of Subscriber (individual, entity or organization) and each beneficial owner (individual, entity or organization) of Subscriber, in order to enable the Company to expeditiously comply with any request it may receive from the U.S. Financial Crimes Enforcement Network ("FinCEN").  Each Subscriber further agrees to assist the Company and promptly provide any and all information requested by the Company to enable the Company to comply with any laws applicable to the Company that regulate investment in U.S. entities by foreign national and foreign entities.

(ii) Compliance with Executive Orders and "Specially Designated Nationals" List.  The Subscriber understands and agrees that Company will check the Subscriber against the "Specially Designated Nationals" ("SDN") list assembled by the OFAC and FinCEN, and will not knowingly accept any subscription for a Share from, and will not knowingly sell any Shares to, any individual, entity or organization who is listed on the SDN list or whose beneficial owner or control person is an individual, entity or organization that is identified on the SDN list.

(iii) Investor Identification - USA Patriot Act Notice.  The Subscriber acknowledges that the Company hereby notifies Subscriber that pursuant to the requirements of the Patriot Act and the Company's policies and practices, the Company is required to obtain, verify and record certain information and documentation that identifies the Subscriber, which information includes the name, address and citizenship of the Subscriber and such other information that will allow the Company to identify the Subscriber in accordance with the Patriot Act.  In addition, the Subscriber hereby represents, warrants and covenants (a) that no person who owns a controlling interest in or otherwise controls the Subscriber or any subsidiary of the Subscriber is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Orders, and (b) the Subscriber will not use or permit the use of the proceeds of any distribution received by the Subscriber from the Company to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto.  The Subscriber agrees to indemnify and hold the Company harmless from any liability resulting from any breach or violation of the provisions of this Section.

11.	Non-transferability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.

12.
Amendment; Entire Agreement; Governing Law.  This Subscription Agreement (i) may only be modified by a written instrument executed by the Subscriber and the Company, (ii) sets forth the entire agreement of the Subscriber and the Company with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Subscriber and their respective heirs, legal representatives, successors and assigns.

13.	Pronouns. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

14.
Consent to Representation.  The Subscriber acknowledges and agrees that legal counsel to the Company in connection with this offering of Shares is not representing the Subscriber or any other prospective purchaser of Shares in connection with this Offering.

15.
Power of Attorney.  In connection with the Subscriber's subscription for Shares hereunder, the Subscriber  hereby irrevocably constitutes and appoints each of the Company's Chairman and CEO (with full power of substitution) as the Subscriber's true and lawful representative and attorney-in-fact, granting unto such attorney-in-fact full power of substitution and with full power and authority in the Subscriber's name, place and stead to make, execute, acknowledge, deliver, swear to, file and record in all necessary or appropriate places: (a) all other documents, certificates or instruments that the Company deems appropriate to qualify, continue or terminate the Company as a corporation in the jurisdictions in which the Company may conduct business; (b) all certificates, documents and instruments with any jurisdiction that the Company deems appropriate to carry out the business of the Company; (c) Certificates of Assumed Name; and (d) all conveyances and other instruments that the Company deems appropriate to effect the dissolution and liquidation of the Company.

This Power of Attorney is coupled with an interest, is irrevocable, and shall survive the death, dissolution, incompetence or incapacity of the Subscriber or an assignment by the Subscriber of the Subscriber's Shares.

The Subscriber hereby agrees to be bound by all of the representations of the attorney-in-fact and waives any and all defenses that may be available to the Subscriber to contest, negate or disaffirm the actions of the attorney-in-fact or its successors under this Power of Attorney, and hereby ratifies and confirms all acts that said attorney-in-fact may take as attorney-in-fact hereunder in all respects, as though performed by the Purchaser.

16.
No Waiver.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

17.
Revocation.  The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

18.
Termination of Subscription Agreement.  If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

19.
Notices.  All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to the Company at the address set forth above.

20.
Certification.  The undersigned certifies that the undersigned has read this entire Subscription Agreement and that every statement on the undersigned's part made and set forth herein is true and complete.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Number of Shares subscribed for:	_____________Shares

Aggregate Purchase Price
($4.00 per Share x number of Shares subscribed for)	$___________

The Shares
are to be issued in	Print Name of Investor
(check one box):

____ individual name
(if applicable)	Print Nam Joint Investor

____ joint tenants
with rights of survivorship	Signature of Investor

____ tenants in the
entirety	Signature of Joint Investor

____ corporation
(an officer must sign)	Address of Investor

____ Partnership
(all general partners must sign)

Accepted as of _______________

ONE Bio, Corp.

By:	____________________________________
Name:	____________________________________
Its:	____________________________________

STATE BLUE SKY LAW  ACKNOWLEDGMENT AND NOTICES.

FOR ALL INVESTORS:

IN MAKING AN INVESTMENT DECISION SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE  TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

NOTICE TO FLORIDA RESIDENTS:
Pursuant to section 517.061 subsection 11 (a) of the Florida Securities and Investor Protection Act, when sales are made to five or more persons in Florida, any sale made in Florida is voidable by the purchaser in such sale either (i) within 3 days after the first tender of consideration is made by such purchaser to the Company, an agent of the Company, or an Escrow Agent or (ii) within 3 days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

SUBSCRIPTION PROCEDURE

In order to subscribe for Interests of the Company, a prospective investor must deliver the following items to the Company:

A. One completed copy of this Subscription Agreement (the "Subscription Agreement") with signatures properly executed;

B. A check payable to ONE Bio, Corp. in the amount invested in the Shares.

Payment made pursuant to this paragraph must be made by check or wire transfer only.  Investors that desire to make payments by wire transfer should send funds to the following account:

Name:	ONE Bio, Corp.
Acct # :	7290002988
Routing/ABA:	067012882
SWIFT:	CNTAUS33
Bank:	RBC Bank
Bank Address:	10360 Royal Palm Blvd, Coral Springs, FL 33065

All subscriptions must be made by the execution and delivery of a Subscription Agreement.  Subscriptions are not binding on the Company until accepted by the Company.  The Company will refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail.  If the subscription is accepted, you will receive written confirmation from the Company.  Confirmations are sent within 30 days of the subscription date.

The subscription documents should be executed and delivered to the Company at the following address:

ONE Bio, Corp.
19950 W Country Club Dr.,
Suite 100
Aventura FL 33180

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SUBSCRIPTION AGREEMENT

ONE Bio, Corp.
19950 W Country Club Dr.,
Suite 100
Aventura FL 33180

Gentlemen:

21.
Purchase and Sale.  ONE Bio, Corp. a Florida corporation (the "Company"), is offering for sale shares of its Common Stock (the "Shares") at the purchase price of $0.50 per share (the "Offering"). The undersigned subscriber (the "Subscriber") hereby tenders this Subscription Agreement and applies for the purchase of the number of Shares set forth in this Subscription Agreement. Together with this Subscription Agreement, the Subscriber is delivering to the Company the full amount of the purchase price for the Shares subscribed for hereby (the "Purchase Price") as set forth on the Signature Page of this Subscription Agreement. The Subscriber understands and agrees that this subscription may be accepted or rejected by the Company in its sole discretion in whole or in part.

22.
Amount and Method of Payment.  Payment of the Purchase Price required to purchase the number of Shares subscribed for hereunder is being made by wire transfer in the amount of fifty cents ($0.50) for each Share subscribed for, which represents payment in full for each Share subscribed for by the Subscriber.

23.
Escrowing of Funds.  All payments made shall be deposited in a segregated non-interest bearing account at a bank selected by the Company (the "Segregated Account"), until this Subscription Agreement is accepted or rejected by the Company.  The Company may hold a closing (“Closing”) at any time after this subscription is accepted at which time the subscription amount shall be paid to the Company.  The Company may hold additional Closings from time to time.  Funds deposited in the Segregated Account may not be withdrawn until the Closing occurs or the subscription is rejected or the Offering is terminated.  If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the undersigned's subscription shall be void and all funds (or the rejected subscription amount) received from the undersigned shall be returned as soon as practicable to the Subscriber.

24.
Accreditation.  The Shares are being offered only to Accredited Investors, as defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act").

25.
Representations, Warranties and Covenants of the Subscriber.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(i) The Subscriber is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); and

(ii) The Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D or other exemptions under the Securities Act and an exemption from such registration requirements under the applicable state securities laws; and

(iii) The Subscriber's legal residence, if the Subscriber is a natural person, or the Subscriber’s state of organization, if the Subscriber is a legal entity is in the State of ____________ or another jurisdiction approved for offering of the Shares by legal counsel for the Company; and

(iv) The Subscriber understands that restrictions on transferability of the Shares imposed by the Securities Act and applicable state securities laws; and

(v) The Subscriber understands that his/her/its subscription may be rejected or accepted in whole or in part at the option and discretion of the Company; and

(vi) The Shares are and will be "restricted securities," as said term is defined in Rule 144 promulgated under the Securities Act; and

(vii) The Subscriber agrees that he/she/it will not sell or otherwise transfer any of the Shares or any interest  therein, unless and until: (A) said Shares shall have first been registered under the Securities Act and all applicable state securities laws; or (B) the Subscriber shall have first delivered to the Company a written opinion of counsel (which counsel and opinion shall be reasonably satisfactory to the Company) to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws; and

(viii) The Subscriber is acquiring the Shares solely for the account of the Subscriber, for his/her/its own account, for investment purposes only, and not with a view towards the resale or distribution thereof; and

(ix) The Subscriber either (alone or together with his/her/its Purchaser Representative, if any) has had a reasonable opportunity to ask questions of and receive answers from the Company, and all such questions, if any, have been answered to the full satisfaction of the Subscriber and the Subscriber has had the opportunity to receive all other relevant documents concerning the Company, the Shares and the Offering; and

(x) The Subscriber either alone or together with his/her/its Purchaser Representative, if any, has the requisite knowledge and expertise in financial and business matters to be capable of evaluating the merits and risks involved in an investment in the Company and the Shares; and

(xi) The Subscriber acknowledges that an investment in the Shares entails a number of very significant risks and funds should only be invested if the Subscriber is able to withstand the total loss of his/her/its investment; and

(xii) The Subscriber acknowledges and agrees that except as set forth in this Subscription Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying upon any information, other than the information publicly available regarding the Company and the results of independent investigation by the Subscriber (and the Subscriber's Purchaser Representative, if any); and

(xiii) The Subscriber understands that the Shares are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares, and the Subscriber acknowledges that it is solely the Subscriber's responsibility to satisfy himself/herself/itself as to the full observance by this Offering and the sale of the Shares to Subscriber of the laws of any jurisdiction outside the United States and the Subscriber has done so; and

(xiv) The Subscriber has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Subscriber hereunder, and this Subscription Agreement is a legally binding obligation of the Subscriber enforceable against Subscriber in accordance with its terms; and

(xv) The Subscriber is able to bear the economic risk of even a total loss of his/her/its investment and are otherwise financially suitable for this investment; and

(xvi) The Subscriber has sufficient net worth to assume the risks associated with this investment and has no need for liquidity with respect to the investment in the Shares to meet his/her/its current or future needs; and

(xvii) The Subscriber, if a natural person, has reached the age of majority and is mentally competent to complete and execute the appropriate Subscription Documents; and

(xviii) If the Subscriber is a corporation, partnership, limited liability company, trust, retirement account or other entity, the person executing this Subscription Agreement has reached the age of majority, is mentally competent to complete and execute the appropriate subscription documents and has the full power and authority to execute and deliver this Subscription Agreement on behalf of the Subscriber, and the Subscriber is duly formed and organized, validly existing, and in good standing under the laws of its jurisdiction of formation, and is authorized by its governing documents to execute, deliver and perform its obligations under this Subscription Agreement and to become an Investor in the Company; and

(xix) The Subscriber understands and agrees that this Subscription Agreement is irrevocable and that the representations and warranties set forth herein shall survive the death or disability of the Subscriber, if the Subscriber is a natural person; and

(xx) The Subscriber acknowledges that the Subscriber has been advised to consult with the Subscriber's own legal counsel regarding legal matters concerning the Company and to consult with the Subscriber's tax advisor regarding the tax consequences of investing in the Company; and

(xxi) The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth and investment in the Shares will not cause the Subscriber's overall commitment to become excessive.  The Subscriber is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined, in consultation with the Subscriber's Purchaser Representative, if any, that the purchase of such securities is consistent with the Subscriber's investment objectives; and

(xxii) The Subscriber was not induced to invest in the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:  (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio or the internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; and

(xxiii) In making an investment decision, the undersigned Subscriber understands and acknowledges that he/she/it is expected to conduct his/her/its own due diligence and must rely on his, her/its own examination of the Company and the terms of the Offering, including the merits and risks involved; and

(xxiv) In making an investment decision, the undersigned Subscriber has relied only on his/her/its own tax advisor with respect to the federal, State, local and foreign tax consequences arising from an investment in the Shares; and

(xxv) the Subscriber has a pre-existing relationship with the Company, in that the Subscriber  is and has been a shareholder of the Company for more than _______ months; and

(xxvi)  as a result of the SEC’s EDGAR filing system, the Subscriber is aware of current information regarding the Company including the fact that the Company has a currently pending registration statement (the “Registration Statement”) on file with the SEC;  and

(xxvii)  The Company did not give the Subscriber a copy of the Registration Statement and the Subscriber was not induced to invest in the Shares by the Registration Statement; and

(xxviii)  notwithstanding the Subscriber’s knowledge about current information regarding through the SEC’s EDGAR filing system, the Subscriber was not identified or contacted through the marketing of the proposed public offering; and

(xxix)  the Subscriber did not independently contact the Company as a result of the general solicitation by means of the Registration Statement; and

(xxx)  The Subscriber was not induced to invest in the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:  (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio or the internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; and

(xxxi) The Subscriber understands and agrees that the Company is relying on these representations and warranties of the Subscriber  in connection with compliance with the requirements of the exemption from the registration requirements for non-public offerings pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder and that the representations and warranties set forth herein shall survive the death or disability of the Subscriber, if the Subscriber is a natural person.

26.
Binding Effect.  The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's written acceptance/execution of the Omnibus Signature Page where indicated.  This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.  Upon acceptance of this Subscription by the Company and receipt of the Purchase Price, the Subscriber will become a stockholder of the Company and Company will issue a stock certificate representing the Shares purchased by the Subscriber.

27.	Restrictive Legend and Stop-Transfer Instructions. The Subscriber shall comply with all of the following restrictions prior to reselling the Shares:

(i) The Subscriber shall notify the Company in writing about any proposed resale; and

(ii) All offers or sales by the Subscriber in the Unite d States or to U.S. persons may only be made pursuant to a registration under the Securities Act and all applicable state securities laws, or pursuant to an exemption from the registration requirements of the Securities Act and all applicable state securities laws; and

(iii) The Subscriber shall provide a satisfactory opinion (which opinion is concurred with by counsel to the Company) from legal counsel that the Subscriber’s resale complies with this Section 9 and all applicable securities laws.

28.
Lock Up/Leak Out Provision. Subscriber agrees that as a fundamental condition for the Company to enter into this Subscription Agreement and subject to the Subscriber’s compliance with applicable securities laws, after the applicable holding period for the shares and warrants acquired by Subscriber through this Subscription Agreement and any other shares and warrants acquired by Subscriber in any previous subscription agreement(s) with the Company (collectively “Company’s Stock”), Subscriber shall be entitled to sell Company’s Stock in the public market only as set forth and subject to the terms of this Section 9. Except as otherwise expressly provided herein and subject to the resale requirements of Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), or any other rule or agreement that otherwise restricts the Subscriber from selling the Company’s Stock, the Subscriber agrees that he/she may only sell the Company’s Stock subject to the following conditions commencing from the date he/she received the Company’s Stock and ending at the expiration of 24 months thereafter (the “Lock Up/Leak Out Period”) as follows:

(i) if on any day the Subscriber desires to sell any of the Company’s Stock, the Subscriber will not sell more than 10% of the average daily volume of trading in the Company’s Stock for the ten (10) consecutive business days immediately preceding any such trading day. For the purposes of this subsection “average daily volume of trading” means the average of the number of shares traded on trading days in which an actual trade or trades occurs;

(ii) The Subscriber will only sell the Company’s Stock at the "offer" or "ask" price stated by the relevant market maker and the Subscriber agrees that he/she will not sell Company’s Stock at the "bid" price.

(iii) The Subscriber agrees that he will not engage in any short selling of the Company’s Stock during the Lock-Up/Leak out Period.

(iv) The Subscriber agrees that he/she will comply with all obligations and requirements under applicable “insider” trading rules;

(v) Except as set forth in this Section 9, the Subscriber agrees that he/she will not transfer, pledge, or hypothecate the Company’s Stock without the prior written consent of the Company;

Notwithstanding anything contained in this Agreement, the Subscriber may transfer any or all of his Company’s Stock as bona fide gifts or transfers to any trust for the direct or indirect benefit of each person of the Subscriber’s immediate family; provided that it shall be a condition to any such gift or transfer that (i) the transferee/donee agrees, in writing, to be bound by the terms of this Agreement to the same extent as if the transferee/donee were a party hereto; and (ii) the Subscriber provides written notice to the Company prior to such gift or transfer.  “Immediate family” shall mean the Subscriber’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouses, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

29.	Indemnification.

The Subscriber agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including attorney fees) which it may sustain or incur in connection with the breach by the Subscriber of any representation, warranty or covenant made by it in this Agreement.

The Company agrees to indemnify the Subscriber and hold the Subscriber harmless from and against any and all losses, damages, liabilities, costs and expenses which the Subscriber may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by it in this Agreement.

30.
Compliance with other U.S. Laws.   The Subscriber specifically acknowledges, understands and agrees that the U.S. Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Patriot Act") and related laws require the Company to obtain certain information regarding the Subscriber and that the regulations of the U. S. Office of Foreign Assets Control ("OFAC") make void any transaction with an individual, group or entity listed on the list created by OFAC of parties subject to OFAC sanctions (31 C.F.R. 594.202(a)).  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(i) Compliance with Governmental Information Requests.  The Subscriber hereby agrees to provide any and all information that may be requested by the Company regarding the identity (i.e., taxpayer identification number, passport number, date of birth or other similar identifying information) of Subscriber (individual, entity or organization) and each beneficial owner (individual, entity or organization) of Subscriber, in order to enable the Company to expeditiously comply with any request it may receive from the U.S. Financial Crimes Enforcement Network ("FinCEN").  Each Subscriber further agrees to assist the Company and promptly provide any and all information requested by the Company to enable the Company to comply with any laws applicable to the Company that regulate investment in U.S. entities by foreign national and foreign entities.

(ii) Compliance with Executive Orders and "Specially Designated Nationals" List.  The Subscriber understands and agrees that Company will check the Subscriber against the "Specially Designated Nationals" ("SDN") list assembled by the OFAC and FinCEN, and will not knowingly accept any subscription for a Share from, and will not knowingly sell any Shares to, any individual, entity or organization who is listed on the SDN list or whose beneficial owner or control person is an individual, entity or organization that is identified on the SDN list.

(iii) Investor Identification - USA Patriot Act Notice.  The Subscriber acknowledges that the Company hereby notifies Subscriber that pursuant to the requirements of the Patriot Act and the Company's policies and practices, the Company is required to obtain, verify and record certain information and documentation that identifies the Subscriber, which information includes the name, address and citizenship of the Subscriber and such other information that will allow the Company to identify the Subscriber in accordance with the Patriot Act.  In addition, the Subscriber hereby represents, warrants and covenants (a) that no person who owns a controlling interest in or otherwise controls the Subscriber or any subsidiary of the Subscriber is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Orders, and (b) the Subscriber will not use or permit the use of the proceeds of any distribution received by the Subscriber from the Company to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto.  The Subscriber agrees to indemnify and hold the Company harmless from any liability resulting from any breach or violation of the provisions of this Section.

31.	Non-transferability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.

32.
Amendment; Entire Agreement; Governing Law.  This Subscription Agreement (i) may only be modified by a written instrument executed by the Subscriber and the Company, (ii) sets forth the entire agreement of the Subscriber and the Company with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Subscriber and their respective heirs, legal representatives, successors and assigns.

33.	Pronouns. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

34.
Consent to Representation.  The Subscriber acknowledges and agrees that legal counsel to the Company in connection with this offering of Shares is not representing the Subscriber or any other prospective purchaser of Shares in connection with this Offering.

35.
Power of Attorney.  In connection with the Subscriber's subscription for Shares hereunder, the Subscriber  hereby irrevocably constitutes and appoints each of the Company's Chairman and CEO (with full power of substitution) as the Subscriber's true and lawful representative and attorney-in-fact, granting unto such attorney-in-fact full power of substitution and with full power and authority in the Subscriber's name, place and stead to make, execute, acknowledge, deliver, swear to, file and record in all necessary or appropriate places: (a) all other documents, certificates or instruments that the Company deems appropriate to qualify, continue or terminate the Company as a corporation in the jurisdictions in which the Company may conduct business; (b) all certificates, documents and instruments with any jurisdiction that the Company deems appropriate to carry out the business of the Company; (c) Certificates of Assumed Name; and (d) all conveyances and other instruments that the Company deems appropriate to effect the dissolution and liquidation of the Company.

This Power of Attorney is coupled with an interest, is irrevocable, and shall survive the death, dissolution, incompetence or incapacity of the Subscriber or an assignment by the Subscriber of the Subscriber's Shares.

The Subscriber hereby agrees to be bound by all of the representations of the attorney-in-fact and waives any and all defenses that may be available to the Subscriber to contest, negate or disaffirm the actions of the attorney-in-fact or its successors under this Power of Attorney, and hereby ratifies and confirms all acts that said attorney-in-fact may take as attorney-in-fact hereunder in all respects, as though performed by the Purchaser.

36.
No Waiver.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

37.
Revocation.  The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

38.
Termination of Subscription Agreement.  If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

39.
Notices.  All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to the Company at the address set forth above.

40.
Certification.  The undersigned certifies that the undersigned has read this entire Subscription Agreement and that every statement on the undersigned's part made and set forth herein is true and complete.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Number of Shares subscribed for:	_____________Shares

Aggregate Purchase Price
($0.50 per Share x number of Shares subscribed for)	$___________

The Shares
are to be issued in	Print Name of Investor
(check one box):

____ individual name
(if applicable)	Print Nam Joint Investor

____ joint tenants
with rights of survivorship	Signature of Investor

____ tenants in the
entirety	Signature of Joint Investor

____ corporation
(an officer must sign)	Address of Investor

____ Partnership
(all general partners must sign)

Accepted as of _______________

ONE Bio, Corp.

By:	____________________________________
Name:	____________________________________
Its:	____________________________________

STATE BLUE SKY LAW  ACKNOWLEDGMENT AND NOTICES.

FOR ALL INVESTORS:

IN MAKING AN INVESTMENT DECISION SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE  TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

NOTICE TO FLORIDA RESIDENTS:
Pursuant to section 517.061 subsection 11 (a) of the Florida Securities and Investor Protection Act, when sales are made to five or more persons in Florida, any sale made in Florida is voidable by the purchaser in such sale either (i) within 3 days after the first tender of consideration is made by such purchaser to the Company, an agent of the Company, or an Escrow Agent or (ii) within 3 days after the availability of that privilege is communicated to such purchaser, whichever occurs later.